UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 6, 2006

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

333 Corporate Woods Parkway, Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Stock Option Grants to Executive Officers and Officers

On February 6, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Zebra Technologies Corporation (the “Company”) approved grants of non-qualified stock options under the Company’s 1997 Stock Option Plan to certain executive officers and officers of the Company, including grants of:

•      5,767 options to each of Veraje Anjargolian, the Company’s Vice President and General Manager, Card Printer Solutions, and Michael H. Terzich, the Company’s Senior Vice President, Office of the CEO ;

•      6,390 options to Noel Elfant, the Company’s Vice President, General Counsel and Secretary;

•      4,960 options to Hugh K. Gagnier, the Company’s Senior Vice President, Operations, Specialty Printing Solutions;

•      23,068 options to Philip Gerskovich, the Company’s Senior Vice President, Corporate Development;

•      5,882 options to Todd R. Naughton, Vice President and Controller;

•      9,227 options to Bruce R. Ralph, the Company’s Vice President, Human Resources; and

•      6,920 options to Charles R. Whitchurch, the Company’s Chief Financial Officer and Treasurer.

Each of the options was granted at an exercise price equal to the fair market value of the Company’s common stock on the date of grant, and is exercisable as follows: 15% on February 6, 2007, 17.5% on February 6, 2007, 20% on February 6, 2008, 22.5% on February 6, 2009, and the remaining 25% on February 6, 2010. The form of Stock Option Agreement under the Company’s 1997 Stock Option Plan is attached hereto as Exhibit 10.1 and made a part hereof.

Stock Option Grants to Non-Employee Directors

On February 8, 2006, the Committee approved grants of 20,000 non-qualified stock options to each of Christopher G. Knowles, Ross W. Manire, Dr. Robert J. Potter and Michael A. Smith, each of whom is a non-employee director of the Company. Each of the options was granted at an exercise price equal to the closing price of the Company’s common stock on the date of grant and is exercisable with respect to 4,000 of the shares on each of February 8, 2007, 2008, 2009, 2010 and 2011. The form of Non-Qualified Stock Option Agreement under the Company’s 2002 Non-Employee Director Stock Option Plan is attached hereto as Exhibit 10.2 and made a part hereof.

The discussion contained above is qualified in its entirety by reference to the form of Stock Option Agreement under the Company’s 1997 Stock Option Plan and form of Non-Qualified Stock Option Agreement under the Company’s 2002 Non-Employee Director Stock Option Plan attached hereto as Exhibits 10.1 and 10.2, respectively, and made a part hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Form of Stock Option Agreement under the Company’s 1997 Stock Option Plan

Exhibit 10.2	Form of Non-Qualified Stock Option Agreement under the Company’s 2002 Non-Employee Director Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION
Date: February 9, 2006

	By:	/s/ Edward L. Kaplan
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Form of Stock Option Agreement under the Company’s 1997 Stock Option Plan

10.2	Form of Non-Qualified Stock Option Agreement under the Company’s 2002 Non-Employee Director Stock Option Plan